Revenues (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2019
Revenues (Details) [Line Items]
Paid advance payment	$ 3,000	$ 1,500
Total amount	4,250
Consoles and disposables	866
Regulatory approval	250
Assistance in obtaining the regulatory approval	3,134
Company received	4,000
Total consideration	$ 3,179
Time of signing agreement, description	The Company assesses that, the timeframe for obtaining the regulatory approval in Japan is approximately between three to four years from the time of signing the agreement.
Japan [Member]
Revenues (Details) [Line Items]
Paid to application for regulatory approval	$ 250
Paid to receipt regulatory approval	250
Paid to medical reimbursement	500
Japanese regulatory authorities [Member]
Revenues (Details) [Line Items]
Paid to company exclusive distribution rights	$ 1,000